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[Set horizontally on page]

COMMON STOCK                                                                                                    COMMON STOCK
  NUMBER                                                                                                           SHARES
                                                           [GEOTEL LOGO]

                                                 GEOTEL COMMUNICATIONS CORPORATION


THIS CERTIFICATE IS TRANSFERABLE        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FOR CERTAIN DEFINITIONS
IN HARTFORD, CT AND NEW YORK, NY                                                                 CUSIP



THIS IS TO CERTIFY THAT




is the owner of

   FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF

GEOTEL COMMUNICATIONS CORPORATION, transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:


        /s/            GEOTEL COMMUNICATIONS CORPORATION      /s/
        TREASURER                 1993 DELAWARE               PRESIDENT


[Set on side]
COUNTERSIGNED AND REGISTERED:
        FLEET NATIONAL BANK
                (PROVIDENCE, R.I.)
                        TRANSFER AGENT AND REGISTRAR

                BY
                -----------------------------
                           AUTHORIZED OFFICER

                      GEOTEL COMMUNICATIONS CORPORATION

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common             UNIF GIFT MIN ACT -              Custodian
     TEN ENT - as tenants by the entireties                        --------------          ---------------
     JT TEN  - as joint tenants with right                             (Cust)                  (Minor)
               of survivorship and not as                          under Uniform Gifts to Minors
               tenants in common                                   Act
                                                                      ------------------------------------
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.


For value received,                    hereby sell, assign and transfer unto
                   -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
======================================


======================================


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Shares
------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated
     ------------------------

                      ---------------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


By
-------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17 Ad-15.